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Exhibit 23.1

Independent Accountants' Consent

        We consent to incorporation by reference in the registration statement (No. 333-106804) of our report dated July 30, 2003, relating to the consolidated balance sheet of Pacific Energy GP, Inc. and subsidiaries as of December 31, 2002, which report appears in the Form 8-K of Pacific Energy Partners, L.P. dated August 1, 2003.

Los Angeles, California August 1, 2003	/s/ KPMG LLP KPMG LLP

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  Exhibit 23.1
Independent Accountants' Consent